Exhibit 10.4

FIRST AMENDMENT TO OMNIBUS AGREEMENT

This First Amendment to Omnibus Agreement (this “Amendment”), dated as of May 8, 2012 (the “Execution Date”), is by and among the following entities: (i) Pacific Coast Energy Holdings LLC (formerly known as BreitBurn Energy Holdings, LLC), a Delaware limited liability company (“PCEC Holdco”); (ii) PCEC (GP) LLC (formerly known as BEC (GP) LLC), a Delaware limited liability company (“PCEC GP”); (iii) Pacific Coast Energy Company LP (formerly known as BreitBurn Energy Company L.P.), a Delaware limited partnership (“PCEC”); (iv) BreitBurn GP, LLC, a Delaware limited liability company (“BGP”); (v) BreitBurn Management Company, LLC, a Delaware limited liability company (“BMC”); and (vi) BreitBurn Energy Partners L.P., a Delaware limited partnership (“BBEP”). The above-named entities area sometimes referred to herein separately as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Omnibus Agreement, dated as of August 26, 2008 (the “Omnibus Agreement”); and

WHEREAS, the Parties desire to amend the Omnibus Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, conditions, and obligations set forth herein, the Parties hereby agree as follows:

1.          Amendment to the Omnibus Agreement. The text of Article III of the Omnibus Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

2.          Ratification. The Parties hereby ratify and confirm the Omnibus Agreement, as amended hereby. All other terms and conditions of the Omnibus Agreement not modified by this Amendment shall remain in full force and effect and shall govern this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Execution Date.

Pacific Coast Energy Holdings LLC

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	Chief Executive Officer

PCEC (GP) LLC

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	Chief Executive Officer

pacific coast energy company lp

By:	PCEC (GP) LLC, its general partner

By:	/s/ Randall H. Brfeitenbach
Name:	Randall H. Breitenbach
Title:	Chief Executive Officer

BREITBURN GP, LLC

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Chief Executive Officer

First Amendment to Omnibus Agreement

Signature Page

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BreitBurn Management Company, LLC

By:	BreitBurn Energy Partners L.P., its sole member

By:	BreitBurn GP, LLC, its general partner

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Chief Executive Officer

Breitburn energy partners l.p.

By:	BreitBurn GP, LLC, its general partner

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Chief Executive Officer

First Amendment to Omnibus Agreement

Signature Page

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